EX. 77.0

For period ended 4-30-02
File Number 811-7470

Heritage Series Trust
Small Cap Stock Fund


Item 77.O Transactions effected pursuant to Rule 10f-3.

        The following Rule 10f-3 transactions were effected by the Heritage Series Trust-Small Cap Stock Fund:

                                         DATE                             SECURITIES
       SECURITY:            DATE OF    OFFERING    PURCHASE                ACQUIRED         AMOUNT        TOTAL
                            PURCHASE:  COMMENCED:   PRICE:   COMMISSION:    FROM:         PURCHASED:    OFFERING:
                                                                          Salomon
1.  Express Jet Holdings    4/18/02    4/18/02      16.00      0.66       Smith Barney      $128,000     $480,000,000

EX. 77.0

For period ended 4-30-02
File Number 811-7470

Heritage Series Trust
Growth Equity Fund


Item 77.O Transactions effected pursuant to Rule 10f-3.

     The following Rule 10f-3 transactions were effected by the Heritage Series Trust-Growth Equity Fund

                                          DATE                          SECURITIES
       SECURITY:            DATE OF    OFFERING   PURCHASE               ACQUIRED            AMOUNT         TOTAL
                            PURCHASE:  COMMENCED:  PRICE:   COMMISSION:    FROM:           PURCHASED:     OFFERING:
1. Travelers Property                                                  Credit Suisse
    Casualty Corp.          03/22/02   03/22/02     18.50      0.46    1st Boston            $37,000    $3,885,000,000

2. Travelers Property                                                  Salomon Smith
    Casualty Corp.          03/22/02   03/22/02     18.50      0.46    Barney             $2,503,050    $3,885,000,000

3. Travelers Property
    Casualty Corp.          03/22/02   03/22/02     18.50      0.46    UBS Warburg          $160,950    $3,885,000,000

4. Express Jet Holdings                                                Salomon Smith
    Inc.                    04/18/02   04/18/02     16.00      0.66     Barney              $352,000      $480,000,000

                                                                       Salomon Smith
5. SRA International Inc.   05/24/02   05/24/02     18.00      0.82     Barney              $144,000       $90,000,000


EX. 77.0

For period ended 4-30-02
File Number 811-7470

Heritage Series Trust
Aggressive Growth Fund


Item 77.O Transactions effected pursuant to Rule 10f-3.

        The following Rule 10f-3 transactions were effected by the Heritage Series Trust-Aggressive Growth Fund

                                          DATE      PURCHASE   COMMISSION    SECURITIES
       SECURITY:            DATE OF     OFFERING      PRICE                   ACQUIRED           AMOUNT             TOTAL
                            PURCHASE    COMMENCED                              FROM:            PURCHASED:         OFFERING:

1. Travelers Property                                                        Salomon Smith
    Casualty Corp.          03/22/02    03/22/02      18.50       0.46       Barney             $1,202,500       $3,885,000,000

2. Travelers Property
    Casualty Corp.          03/22/02    03/22/02      18.50       0.46       UBS Warburg           $24,050       $3,885,000,000

3. Travelers Property                                                        Credit Suisse
    Casualty Corp.          03/22/02    03/22/02      18.50      0.46        1st Boston             $9,250       $3,885,000,000

4. Express Jet Holdings                                                      Salomon Smith
    Inc.                    04/18/02    04/18/02      16.00      0.66        Barney               $184,000        $480,000,000

                                                                             Salomon Smith
5. SRA International Inc.   05/24/02    05/24/02      18.00      0.82        Barney               $306,000         $90,000,000


6. Weight Watchers          11/15/01    11/15/01      24.00      0.76        UBS  Warburg         $120,000        $417,600,000
    International Inc.

7. Jet Blue Airways         04/12/02    04/12/02      27.00      1.23        Morgan Stanley        $21,600        $158,400,000
    Corp.

EX. 77.0

For period ended 04-30-02
File Number 811-7470

Heritage Series Trust
Technology Fund


Item 77.O Transactions effected pursuant to Rule 10f-3.

     The following Rule 10f-3 transactions were effected by the Heritage Series Trust-Technology Fund

                                            DATE                                  SECURITIES
       SECURITY:            DATE OF      OFFERING     PURCHASE    COMMISSION:   ACQUIRED FROM:      AMOUNT      TOTAL OFFERING:
                            PURCHASE:    COMMENCED  :  PRICE:                                      PURCHASED:
1.  Anteon International    03/12/02     03/12/02       18.00        0.76       Goldman Sachs      $18,000       $270,000,000
    Corp.

2.  Anteon International    03/12/02     03/12/02       18.00        0.76       Legg Mason         $18,000       $270,000,000
     Corp.
